Annual Report
March 31, 2000

TEMPLETON VIETNAM
AND SOUTHEAST ASIA FUND, INC.

[Franklin Templeton Logo]


PAGE



Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do fund share prices. We appreciate your past support and look forward to serving your investment needs in the years to come.

[PHOTO OF MARK MOBIUS APPEARS HERE]

MARK MOBIUS
PRESIDENT
TEMPLETON VIETNAM AND
SOUTHEAST ASIA FUND, INC.

Mark Mobius has been living in emerging market countries since earning his Ph.D. in Economics and Political Science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.


PAGE



SHAREHOLDER LETTER

-------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND SEEKS LONG-TERM CAPITAL APPRECIATION. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS PRIMARILY IN THE EQUITY AND DEBT SECURITIES OF REGION COUNTRY ISSUERS. REGION COUNTRIES CURRENTLY INCLUDE VIETNAM, CHINA, HONG KONG, INDIA, INDONESIA, MALAYSIA, MYANMAR, THE PHILIPPINES, SINGAPORE, SOUTH KOREA, TAIWAN, AND THAILAND.
-------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you this annual report for the Templeton Vietnam and Southeast Asia Fund, which covers the 12 months ended March 31, 2000. During this time, many Southeast Asian nations instituted political and economic reforms in efforts to address the region's past financial turmoil. As a result, many of them enjoyed significant economic recovery and improving equity markets during the period under review. Contributing to this rise in securities prices was China's agreement with the U.S. concerning membership in the World Trade Organization, Hong Kong's decision to build a cyberport, and the announcement by Disney(R)






All portfolio holdings mentioned in the report are listed by their complete legal titles in the Fund's Statement of Investments (SOI), which is a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 9.

CONTENTS

Shareholder Letter            1

Performance Summary           6

Important Notice
to Shareholders               7

Financial Highlights &
Statement of Investments      8

Financial Statements         13

Notes to Financial
Statements                   16

Independent Auditors'
Report                       20


[FUND CATEGORY PYRAMID GRAPH]
Global
Growth
Growth & Income
Income
Tax-Free Incom


PAGE



[GEOGRAPHIC DISTRIBUTION BAR CHART]


GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
3/31/00


Thailand                 18.9%
Hong Kong                16.1%
Indonesia                14.7%
Vietnam*                 12.4%
South Korea               9.3%
China                     9.2%
Singapore                 7.7%
Philippines               3.0%
United States             1.6%
Taiwan                    1.5%
Malaysia                  1.0%
India                     0.1%
Other Net Assets          4.5%


* These are direct investments made through companies domiciled in Hong Kong and Singapore.

Corp. of plans to build a theme park there. In Indonesia, the election of moderate Muslim cleric Abdurrahman Wahid as president was also viewed as an encouraging development. At the same time, Singapore made progress by forecasting a budget surplus of U.S. $1.7 billion. Furthermore, Singapore continued its efforts to establish itself as the premier financial exchange in Asia outside Japan, by modifying its listing rules in hopes of attracting more initial public offerings.

For much of the reporting period, Thailand's economy had been recovering more slowly than the economies of many other Asian countries. However, late in the period, Thailand's economy seemed poised to start catching up. While there has been concern about political turmoil and the pace of reform, economic growth began to exceed expectations, inflation was low, and growing imports indicated a robust level of domestic consumption. In addition, the Thai government passed legislation opening up the economy to more foreign economic participation. These developments culminated in the International Monetary Fund's announcement that the country will not need to renew its U.S. $17 billion loan package, as scheduled in June 2000. Not all countries in the region progressed in this manner. South Korea encountered challenges to its political reform process and Vietnam's lack of a stock exchange and an exchangeable currency limited that country's economic development. Although Vietnam plans to hold talks with the World Trade Organization in June concerning membership in that organization, it will most likely be a number of years before this takes place.

Within this environment, the Fund produced a +17.12% cumulative total return in market-price terms for the 12 months ended March 31, 2000, as shown in the Performance Summary

2


PAGE



on page 6. Based on change in net asset value, the Fund's cumulative total return for the same period was +34.10%.

At the end of the reporting period, 93.9% of the Fund's total net assets were invested in equities, with 6.1% in short-term investments and other assets. The chart to the left illustrates the Fund's geographic exposure. Among the holdings, 12.4% were direct investments in Vietnam, held through companies domiciled in Hong Kong and Singapore.

During the 12 months under review, we sold our positions in China's Shanghai and Shenzhen B share markets to take advantage of what we believed were bargains in that country's telecommunications sector. In early May, we began acquiring stock in China Telecom (Hong Kong) because we believed it offered an inexpensive exposure to the vast and relatively closed Chinese mobile communications market. By the end of the reporting period, it had become the Fund's largest holding. We also added to the Fund's position in Citic Pacific, the Hong Kong-listed subsidiary of China's state-owned China International Trust and Investment Corporation. Citic Pacific invests in infrastructure (aviation, civil engineering, power generation and telecommunications) as well as real estate.

In  Taiwan,   the  combination  of  natural   disasters  and  political  tension
temporarily depressed some stock prices to valuations we believed were attractive. We therefore increased our exposure to that country by purchasing shares in computer maker Compal Electronics, chip maker Via Technologies Inc. and uninterruptible power supply component manufacturer Phoenixtec Power Co. Ltd.

We also purchased additional shares of Telekomunikasi, one of Indonesia's domestic phone operators. The rise in value of

  TOP 10 INDUSTRIES
  3/31/00

                              % OF TOTAL
  INDUSTRY                    NET ASSETS
  --------                    ----------

  Telecommunications               19.9%
  Multi-Industry                   13.8%
  Real Estate                       7.9%
  Banking                           7.1%
  Leisure & Tourism                 6.3%
  Electrical & Electronics          5.4%
  Building Materials &
  Components                        5.3%
  Food & Household Products         4.6%
  Metals & Mining                   4.2%
  Beverages & Tobacco               4.0%
                                                                           3


PAGE



  TOP 10 EQUITY HOLDINGS*
  3/31/00


  COMPANY,                            % OF TOTAL
  INDUSTRY, COUNTRY                   NET ASSETS
  -----------------                   ----------
  China Telecom HK Ltd.
  Telecommunications, China             8.1%

  Mayfair Hanoi, Ltd.

  Real Estate, Vietnam                  7.1%

  Citic Pacific Ltd.

  Multi-Industry, Hong Kong             6.3%

  Indotel Ltd.

  Leisure & Tourism, Vietnam            5.3%

  Siam Cement Public
  Co. Ltd.
  Building Materials &

  Components, Thailand                  4.6%

  PT Telekomunikasi
  Indonesia (Persero), B

  Telecommunications, Indonesia         4.1%

  Samsung Electronics Co. Ltd.
  Electrical & Electronics,

  South Korea                           4.1%

  Korea Electric Power Corp.
  Utilities Electrical & Gas,

  South Korea                           3.9%

  Natsteel Ltd.

  Metals & Mining, Singapore            3.5%

  PT Gudang Garamm
  Beverages & Tobacco,

  Indonesia                             3.2%


* Does not include investments in fixed-income securities and short-term investments and other assets.

China Telecom's stock, along with Telekomunikasi's advance into the Fund's top 10 holdings, helped make telecommunications the Fund's largest sector. At the end of the 12-month period, telecommunications composed 19.9% of total net assets, followed by multi-industry (13.8%), real estate (7.9%) and banking (7.1%).

On the sell side, we reduced the Fund's holdings of Thai banks Bangkok Bank and Siam Commercial Bank because of the relatively slow pace of banking reforms, which delayed the sector's return to profitability.

Looking forward, we believe Southeast Asia is taking positive steps toward economic recovery. The conclusion of Taiwanese presidential elections may encourage the development of talks between Taiwan and China, and reduce regional political uncertainties. We are optimistic about the region's investment possibilities, and intend to focus on those companies and countries that have been the most proactive in reform. We anticipate that the potential for improved corporate governance and economic efficiency could benefit stock prices of companies in these countries over the long term.

Of course, investing in Vietnam and Southeast Asia involves special considerations including risks relating to direct investments, as well as the risks associated with investing in an emerging market. These risks include adverse economic, social and political developments, the absence of an organized stock exchange in Vietnam, reduced liquidity of emerging markets, and greater currency volatility. For example, Taiwan's equity market

4


PAGE



has increased 1,576% in the last 15 years, but has suffered six declines of more than 20% during that time.(1) Investing in any emerging market means accepting a certain amount of market volatility and, in some cases, the consequences of severe market corrections. While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. Investment in the Fund should be considered speculative.

Because the Fund invests a significant amount of its assets in Vietnam and Southeast Asia, it may be subject to greater risks and may experience greater volatility than a fund that is more broadly diversified geographically.

Thank you for investing in Templeton Vietnam and Southeast Asia Fund. We appreciate your support, welcome your comments, and look forward to serving you in the future.

Sincerely,

\s\MARK MOBIUS

Mark Mobius
President
Vietnam and Southeast Asia Fund, Inc.

-------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of March 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
-------------------------------------------------------------------------------

(1) Source: Taiwan Weighted Index. Based on quarterly percentage price change over 15 years ended March 31, 2000. Return is measured in U.S. dollars and does not include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

                                                                               5


PAGE



1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value over the periods indicated.

-------------------------------------------------------------------------------
Effective August 1, 1998, the Fund's Investment Manager agreed to reduce its fees to 1.35% of the Fund's average weekly net assets. This fee waiver may be terminated at any time upon notice to the Fund's Board of Directors. From October 1, 1994, through September 30, 1995, additional fee waivers increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. In addition, the Fund's direct equity investments may involve a heightened degree of business and financial risk, as well as risks posed by the illiquidity of these investments due to the absence of a public trading market. You may have a gain or loss when you sell your shares.
-------------------------------------------------------------------------------

ONE-YEAR PERFORMANCE SUMMARY
AS OF 3/31/00

DISTRIBUTIONS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. PAST DISTRIBUTIONS ARE NOT INDICATIVE OF FUTURE TRENDS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS ACCORDING TO THE TERMS SPECIFIED IN THE FUND'S DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN AND DO NOT REFLECT ANY SALES CHARGES PAID AT INCEPTION OR BROKERAGE COMMISSIONS PAID ON SECONDARY MARKET PURCHASES.

PERFORMANCE

One-Year Total Return    +34.10% (Based on change in Net Asset Value)
                         +17.12% (Based on change in Market Price)



Net Asset Value (NAV)    $11.64    (3/31/00)    $8.68   (3/31/99)
Change in NAV            +$2.96
Market Price (NYSE)      $8.1250   (3/31/00)    $6.9375 (3/31/99)
Change in Market Price   +$1.1875

ADDITIONAL PERFORMANCE

                                   INCEPTION
                                     1-YEAR    5-YEAR     (9/8/94)
                                     ------    ------     --------
Cumulative Total Return (1)
   Based on change in
   net asset value                   +34.10%    -3.40%     -9.91%
   Based on change in
   market price                      +17.12%   -19.85%    -40.95%
Average Annual Total Return (2)
   Based on change in
   net asset value                   +34.10%    -0.69%     -1.86%
   Based on change in
   market price                      +17.12%    -4.33%     -9.07%

Past performance is not predictive of future results.

6


PAGE



IMPORTANT NOTICE TO SHAREHOLDERS

-------------------------------------------------------------------------------
INVESTMENT OF CASH BALANCES. The U.S. Securities and Exchange Commission granted the Franklin Templeton Funds an order that allows the funds, including Templeton Vietnam and Southeast Asia Fund, to invest their uninvested cash balances in affiliated Franklin Templeton money market funds. Among the conditions of the SEC order are that the funds will not pay sales loads or distribution fees and that there will be no layering of investment advisory fees, with regard to their investments in the Franklin Templeton money market funds. Subject to these and other conditions of the SEC order, the Fund may invest cash balances in Franklin Templeton money market funds. The Board of Directors of the Fund has approved a change in the Fund's policy limiting investments in affiliated funds in order to allow the Fund to do so.

ADOPTION OF DEFINITIONS OF "EMERGING MARKET" AND "EMERGING MARKET COMPANY." The Fund uses the following definitions of "emerging market" and "emerging market company" to reflect the dynamic nature of what constitutes an "emerging market" or an "emerging market company." The following definitions generally will be used in managing the Fund's portfolio:

"Emerging market" countries are (i) countries that are generally considered low or middle income countries by the International Bank of Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation; or (ii) countries that are classified by the United Nations or otherwise regarded by their authorities as developing; or (iii) countries with a stock market capitalization of less than 3% of the Morgan Stanley Capital International(R) World Index.

"Emerging market companies" are (i) companies whose principal securities trading markets are in emerging market countries; or (ii) companies that derive a significant share of their total revenue from either goods or services produced or sales made in emerging market countries; or (iii) companies that have a significant portion of their assets in emerging market countries; or (iv) companies that are linked to currencies of emerging market countries; or (v) companies that are organized under the laws of, or with principal offices in, emerging market countries.

These definitions as used by the Fund's manager may differ from the definition of the same terms as used in managing other Franklin Templeton funds. The Board of Directors may change these definitions without shareholder approval.
--------------------------------------------------------------------------------

                                                                               7


PAGE




TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.

Financial Highlights


                                                                                 YEAR ENDED MARCH 31,
                                                                -------------------------------------------------------
                                                                 2000+       1999        1998        1997        1996
                                                                -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)

Net asset value, beginning of year..........................      $8.68       $9.07      $14.05      $13.91      $13.09
                                                                -------------------------------------------------------
Income from investment operations:

 Net investment income (loss)...............................       (.07)       (.08)        .09         .29         .36
 Net realized and unrealized gains (losses).................       3.03        (.31)      (4.86)        .21         .91
                                                                -------------------------------------------------------
Total from investment operations............................       2.96        (.39)      (4.77)        .50        1.27
                                                                -------------------------------------------------------
Tender offer expenses deducted from capital.................         --          --        (.04)         --          --
                                                                -------------------------------------------------------
Less distributions from:
 Net investment income......................................         --          --        (.13)       (.31)       (.38)
 Net realized gains.........................................         --          --        (.03)       (.05)       (.07)
 Tax return of capital......................................         --          --        (.01)         --          --
                                                                -------------------------------------------------------
Total distributions.........................................         --          --        (.17)       (.36)       (.45)
                                                                -------------------------------------------------------
Net asset value, end of year................................     $11.64       $8.68       $9.07      $14.05      $13.91
                                                                =======================================================
Total Return
 Based on market value per share............................     17.12%    (15.88)%    (25.14)%    (10.87)%      22.11%
 Based on net asset value per share.........................     34.10%     (4.30)%    (34.10)%       4.03%       9.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $54,508     $40,615     $42,437    $113,214    $112,073
Ratios to average net assets:
 Expenses...................................................      2.15%       3.12%       2.23%       1.82%       1.47%
 Expenses, excluding waiver and payments by affiliate.......      2.30%       3.22%       2.23%       1.82%       1.47%
 Net investment income (loss)...............................     (.58)%     (1.06)%        .91%       2.04%       2.62%
Portfolio turnover rate.....................................     68.98%      20.56%      89.42%      20.16%       4.01%

+Based on average weighted shares outstanding.


                       See Notes to Financial Statements.

 8


PAGE




TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2000


                                                                    COUNTRY           SHARES               VALUE

-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 80.3%
BANKING 5.9%

*Bangkok Bank Public Co. Ltd................................        Thailand            249,500         $   257,353
DBS Group Holdings Ltd......................................       Singapore              8,489             112,161
Hana Bank...................................................      South Korea             7,300              44,583
HSBC Holdings PLC...........................................       Hong Kong              1,200              14,024
Oversea Chinese Banking Corp. Ltd...........................       Singapore             84,550             523,958
Overseas Union Bank Ltd.....................................       Singapore             29,000             130,547
*Philippine National Bank...................................      Philippines           325,000             537,321
*Siam Commercial Bank, fgn., wts., 6/22/04..................        Thailand            396,666              96,518
*Thai Farmers Bank Public Co. Ltd. .........................        Thailand          1,298,700           1,176,421
*Thai Farmers Bank Public Co. Ltd., fgn. ...................        Thailand             75,532              83,403
United Overseas Bank Ltd....................................       Singapore             37,864             232,430
                                                                                                        -----------
                                                                                                          3,208,719

                                                                                                        -----------
BEVERAGES & TOBACCO 4.0%
Fraser and Neave Ltd........................................       Singapore            149,100             425,377
PT Gudang Garamm............................................       Indonesia            906,000           1,729,419
*Tsingtao Brewey Co. Ltd., H................................         China              168,000              34,090
                                                                                                        -----------
                                                                                                          2,188,886

                                                                                                        -----------
BUILDING MATERIALS & COMPONENTS 5.3%
*PT Indocement Tunggal Prakarsa.............................       Indonesia            677,000             250,410
PT Semen Gresik (Persero) TBK...............................       Indonesia            136,627             156,119
*Siam Cement Public Co. Ltd.................................        Thailand            141,149           1,963,617
*Siam Cement Public Co. Ltd., fgn. .........................        Thailand             21,651             526,816
                                                                                                        -----------
                                                                                                          2,896,962

                                                                                                        -----------
CONSTRUCTION & HOUSING .4%
*Italian-Thai Development Public Co. Ltd., fgn. ............        Thailand            200,700             145,973
*YTL Corp. Bhd. ............................................        Malaysia             30,000              56,842
                                                                                                        -----------
                                                                                                            202,815

                                                                                                        -----------
DATA PROCESSING & REPRODUCTION .7%
Compal Electronics Inc......................................         Taiwan              36,000             149,655
*Korea Data Systems.........................................      South Korea            17,960             196,622
Legend Holdings Ltd.........................................       Hong Kong             16,000              24,966
                                                                                                        -----------
                                                                                                            371,243

                                                                                                        -----------
ELECTRICAL & ELECTRONICS 5.4%
Creative Technology Ltd.....................................       Singapore              4,600             146,028
*Phoenixtec Power Co. Ltd...................................         Taiwan               4,000               9,201
Samsung Electronics Co. Ltd.................................      South Korea             7,367           2,232,929
Samsung SDI Co. Ltd.........................................      South Korea             4,410             163,592
*Shin Corporations Public Company Ltd., fgn. ...............        Thailand             28,800             210,230
*Sunplus Technology Company Ltd.............................         Taiwan              26,000             165,757
                                                                                                        -----------
                                                                                                          2,927,737

                                                                                                        -----------

                                                                               9


PAGE



TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2000 (CONT.)


                                                                    COUNTRY           SHARES               VALUE

-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)

ELECTRONIC COMPONENTS & INSTRUMENTS 1.3%
*Advantech Co. Ltd..........................................         Taiwan              27,000         $   236,017
*China Aerospace International Holdings Ltd.................       Hong Kong            443,000             140,811
*Great Wall Technology Co. Ltd..............................         China               70,000              70,571
*Opto Technology Corp.......................................         Taiwan              19,000              35,902
*Via Technologies Inc.......................................         Taiwan              16,000             239,238
                                                                                                        -----------
                                                                                                            722,539

                                                                                                        -----------
ENERGY SOURCES .5%
*Electricity Generating Public Co. Ltd., fgn. ..............        Thailand             91,000             107,101
*Gas Authority Of India Ltd., GDR...........................         India                5,700              43,035
*PTT Exploration & Production Public Co. Ltd., fgn. ........        Thailand              3,200              16,504
SK Corp.....................................................      South Korea             3,650              84,212
                                                                                                        -----------
                                                                                                            250,852

                                                                                                        -----------
FINANCIAL SERVICES
*China Everbright Ltd.......................................         China               10,000               8,091
                                                                                                        -----------
FOOD & HOUSEHOLD PRODUCTS 4.6%
Charoen Pokphand Foods Public Co. Ltd., fgn. ...............        Thailand            362,054           1,378,889
*PT Indofoods Sukses Makmurr................................       Indonesia            449,000             341,050
Saha Pathanapibul Public Co. Ltd., fgn. ....................        Thailand             19,700              24,228
San Miguel Corp., B.........................................      Philippines           631,480             744,634
*Serm Suk Public Co. Ltd....................................        Thailand             14,500              41,801
                                                                                                        -----------
                                                                                                          2,530,602

                                                                                                        -----------
FOREST PRODUCTS & PAPER 2.0%
*Asia Pulp & Paper Co. Ltd., ADR............................       Indonesia             62,480             460,790
*PT Indah Kiat Pulp & Paper Corp............................       Indonesia            927,000             306,143
*PT Tjiwi Kimia.............................................       Indonesia          1,441,000             342,642
                                                                                                        -----------
                                                                                                          1,109,575

                                                                                                        -----------
LEISURE & TOURISM 1.0%
*Dusit Thani Public Company Ltd., fgn. .....................        Thailand            529,000             321,793
Genting Bhd. ...............................................        Malaysia             10,000              41,579
*Hong Kong & Shanghai Hotels Ltd. ..........................       Hong Kong             25,500              13,018
*Hotel Shilla Co............................................      South Korea             7,500              45,126
Resorts World Bhd. .........................................        Malaysia             36,500             121,026
Shangri-La Asia Ltd. .......................................       Hong Kong              6,000               6,742
                                                                                                        -----------
                                                                                                            549,284

                                                                                                        -----------
MACHINERY & ENGINEERING .4%
*Samsung Heavy Industries Co. Ltd...........................      South Korea            59,900             218,409
                                                                                                        -----------

 10


PAGE



TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2000 (CONT.)


                                                                    COUNTRY           SHARES               VALUE

-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)

MERCHANDISING 1.5%
Dairy Farm International Holdings Ltd. .....................       Hong Kong            573,000         $   366,720
Siam Makro Public Company Ltd., fgn. .......................        Thailand            377,000             482,592
                                                                                                        -----------
                                                                                                            849,312

                                                                                                        -----------
METALS & MINING 4.2%
Natsteel Ltd. ..............................................       Singapore            806,000           1,884,829
PT Timah TBK................................................       Indonesia            950,000             389,036
                                                                                                        -----------
                                                                                                          2,273,865

                                                                                                        -----------
MISC MATERIALS & COMMODITIES .4%
*Golden Agri-Resources Ltd..................................       Singapore            306,000              66,191
Golden Hope Plantations Bhd. ...............................        Malaysia            101,000              94,621
IOI Corp. Bhd. .............................................        Malaysia             56,000              40,674
                                                                                                        -----------
                                                                                                            201,486

                                                                                                        -----------
MULTI-INDUSTRY 13.8%
Cheung Kong Holdings Ltd....................................       Hong Kong             54,000             807,937
China Everbright Technology Ltd.............................       Hong Kong             64,000               8,384
China Resources Enterprises Ltd.............................         China              363,000             498,825
*China Travel International Investment Hong Kong Ltd........       Hong Kong              8,000               1,736
Citic Pacific Ltd...........................................       Hong Kong            566,000           3,430,964
Hutchison Whampoa Ltd.......................................       Hong Kong             87,000           1,569,832
Jardine Matheson Holdings Ltd...............................       Hong Kong            200,657             778,549
Jardine Strategic Holdings Ltd..............................       Hong Kong             76,500             156,060
Saha Union Public Co. Ltd., fgn. ...........................        Thailand            200,300              59,597
Sembcorp Industries Ltd. ...................................       Singapore             84,000              85,449
SIME Darby Bhd. ............................................        Malaysia             94,000             122,695
                                                                                                        -----------
                                                                                                          7,520,028

                                                                                                        -----------
REAL ESTATE .8%
*China Overseas Land & Investment Ltd.......................       Hong Kong            237,000              26,785
*Filinvest Development Corp. ...............................      Philippines           225,000               9,081
First Capital Corp. Ltd. ...................................       Singapore              6,000               5,121
Hang Lung Development Co. Ltd. .............................       Hong Kong             12,000               9,863
Henderson China Holdings Limited............................       Hong Kong             21,500              10,216
Hong Kong Land Holdings Ltd. ...............................       Hong Kong            119,000             165,410
*Land and House Public Co. Ltd., fgn. ......................        Thailand            340,800             196,043
MCL Land Ltd................................................       Singapore             12,000               7,366
                                                                                                        -----------
                                                                                                            429,885

                                                                                                        -----------
RECREATION & OTHER CONSUMER GOODS 2.7%
*PT Matahari Putra Prima TBK................................       Indonesia         11,075,500           1,499,655
                                                                                                        -----------
TELECOMMUNICATIONS 19.9%
Asia Satellite Telecommunications Hldgs. Ltd................       Hong Kong             94,000             368,201
BEC World Public Co Ltd., fgn...............................        Thailand              4,760              34,998

                                                                              11


PAGE



TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2000 (CONT.)


                                                                    COUNTRY           SHARES               VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)

TELECOMMUNICATIONS (CONT.)
Cable & Wireless HKT Ltd. ..................................       Hong Kong            307,200         $   804,839
*China Telecom HK Ltd. .....................................         China              502,000           4,400,116
*Jasmine International Public Co. Ltd., fgn. ...............        Thailand          1,172,000             751,679
Philippine Long Distance Telephone Co., ADR.................      Philippines            15,920             349,245
PT Indosat..................................................       Indonesia            158,500             270,099
PT Telekomunikasi Indonesia (Persero), B....................       Indonesia          4,607,680           2,236,886
Singapore Telecommunications Ltd. ..........................       Singapore              4,000               5,706
Smartone Telecommunications Holdings Ltd. ..................       Hong Kong             19,500              71,248
*Telecomasia Corp. Public Co. Ltd., fgn. ...................        Thailand            406,800             672,441
Telekom Malaysia Bhd. ......................................        Malaysia             17,000              69,790
*Total Access Communication Public Co. Ltd. ................        Thailand            161,800             517,760
*United Communications Industries, fgn. ....................        Thailand            271,500             296,201
                                                                                                        -----------
                                                                                                         10,849,209

                                                                                                        -----------
TRANSPORTATION 1.6%
Keppel Corp., Ltd. .........................................       Singapore            246,600             579,557
*Thai Airways International Public Co. Ltd., fgn. ..........        Thailand            232,500             270,563
                                                                                                        -----------
                                                                                                            850,120

                                                                                                        -----------
UTILITIES ELECTRICAL & GAS 3.9%
Korea Electric Power Corp. .................................      South Korea            73,910           2,106,460
                                                                                                        -----------
TOTAL COMMON STOCKS (COST $36,663,660)......................                                             43,765,734
                                                                                                        -----------
PREFERRED STOCKS (COST $926,215) 1.2%
*Siam Commercial Bank, 5.25%, cvt. pfd., fgn. ..............        Thailand            841,000             672,845
                                                                                                        -----------
DIRECT EQUITY INVESTMENTS 12.4%
REAL ESTATE 7.1%
(R)+*Mayfair Hanoi, Ltd., 30% equity interest owned through
  HEA Holdings Ltd., a wholly owned investment acquired
  10/31/96..................................................        Vietnam                               3,850,925

LEISURE & TOURISM 5.3%
(R)+*Indotel Ltd., acquired 11/22/96........................        Vietnam             900,000           2,909,997
                                                                                                        -----------
TOTAL DIRECT EQUITY INVESTMENTS (COST $14,702,155)..........                                              6,760,922
                                                                                                        -----------

                                                                                     PRINCIPAL
                                                                                     AMOUNT**
                                                                                    -----------
SHORT TERM INVESTMENTS (COST $873,011) 1.6%
U.S. Treasury Bills, 5.32% to 5.92% with maturities to

  6/29/00...................................................     United States      $   881,000             873,358
                                                                                                        -----------
TOTAL INVESTMENTS (COST $53,165,041) 95.5%..................                                             52,072,859
OTHER ASSETS, LESS LIABILITIES 4.5%.........................                                              2,435,033
                                                                                                        -----------
TOTAL NET ASSETS 100.0%.....................................                                            $54,507,892
                                                                                                        -----------

*Non-income producing.
**Securities denominated in U.S. dollars.

+See note 6 regarding Holdings of 5% Voting Securities. (R)See note 7 regarding restricted securities.

                       See Notes to Financial Statements.

 12


PAGE




TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2000


Assets:
 Investments in securities, at value (cost $53,165,041).....    $ 52,072,859
 Cash.......................................................       2,838,960
 Receivables:
  Investment securities sold................................          91,638
  Dividends and interest....................................         267,614
                                                                ------------
      Total assets..........................................      55,271,071
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................         468,621
  To affiliates.............................................          63,747
 Accrued expenses...........................................         230,811
                                                                ------------
      Total liabilities.....................................         763,179
                                                                ------------
Net assets, at value........................................    $ 54,507,892
                                                                ============
Net assets consist of:
 Net unrealized depreciation................................    $ (1,092,182)
 Accumulated net realized loss..............................     (29,714,434)
 Capital shares.............................................      85,314,508
                                                                ------------
Net assets, at value........................................    $ 54,507,892
                                                                ============
Net asset value per share ($54,507,892 / 4,681,173 shares
  outstanding)..............................................          $11.64
                                                                ============

                       See Notes to Financial Statements.

                                                                              13


PAGE




TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2000


Investment Income:
 (net of foreign taxes of $99,575)
 Dividends..................................................    $   781,915
 Interest...................................................         65,665
                                                                -----------
      Total investment income...............................                   $   847,580
                                                                               -----------
Expenses:
 Management fees (Note 3)...................................        810,784
 Administrative fees (Note 3)...............................        115,560
 Transfer agent fees........................................         29,400
 Custodian fees.............................................         57,400
 Reports to shareholders....................................         59,900
 Registration and filing fees...............................         13,100
 Professional fees..........................................        150,900
 Directors' fees and expenses...............................          4,700
 Other......................................................          1,394
                                                                -----------
      Total expenses........................................                     1,243,138
      Expenses waived/paid by affiliate (Note 3)............                       (82,210)
                                                                               -----------
         Net expenses.......................................                     1,160,928
                                                                               -----------
            Net investment loss.............................                      (313,348)
                                                                               -----------
Realized and unrealized gains (losses): Net realized loss from:
  Investments (net of foreign taxes $60,257)................     (2,217,884)
  Foreign currency transactions.............................        (79,763)
                                                                -----------
      Net realized loss.....................................                    (2,297,647)
      Net unrealized appreciation on investments............                    16,504,326
                                                                               -----------
Net realized and unrealized gain............................                    14,206,679
                                                                               -----------
Net increase in net assets resulting from operations........                   $13,893,331
                                                                               ===========

                       See Notes to Financial Statements.

 14


PAGE




TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 2000 AND 1999


                                                                   2000              1999
                                                                -----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment loss.......................................    $  (313,348)      $  (387,118)
  Net realized loss from investments and foreign currency
   transactions.............................................     (2,297,647)       (7,229,019)
  Net unrealized appreciation on investments................     16,504,326         5,793,552
                                                                -----------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................     13,893,331        (1,822,585)

Net assets:
 Beginning of year..........................................     40,614,561        42,437,146
                                                                -----------------------------
 End of year................................................    $54,507,892       $40,614,561
                                                                =============================

Accumulated net investment loss included in net assets:
 End of year................................................    $        --       $        --
                                                                =============================

                       See Notes to Financial Statements.

                                                                              15


PAGE




TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Vietnam and Southeast Asia Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund formerly sought long-term capital appreciation by investing in the equity and debt securities of Vietnam companies and Vietnam-related companies, as defined in the Fund's prospectus. On April 23, 1998, the shareholders voted to modify the Fund's investment policies to require, under normal market conditions, that at least 65% of the Fund's total assets to be invested in equity and debt securities of Region Company Issuers and to change the name of the Fund to Templeton Vietnam and Southeast Asia Fund, Inc. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Certain countries in which the Fund invests have imposed restrictions on the repatriation of their currencies. Other countries have previously instituted currency exchange controls in the past during periods of serious imbalance in their balance of payments or upon the occurrence of other destabilizing events. Exchange control regulations may restrict the Fund's ability to convert investment income, capital, or the proceeds of securities into U.S. dollars. As of March 31, 2000, the Fund has investments with a value of approximately $500,000 in countries with restrictions on the repatriation of their currencies or formal exchange controls currently in place.

 16


PAGE



TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

At March 31, 2000, there were 100,000,000 shares authorized ($0.01 par value). During the years ended March 31, 2000 and March 31, 1999, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also directors or officers of Templeton Asset Management Ltd. (TAML) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.5% per year of the average weekly net assets of the Fund. From its investment management fee, TAML pays a shareholder servicing agent fee to Paine Webber of 0.10% per year of the average weekly net assets of the Fund. The Fund pays FT Services an administrative fee of 0.15% per year of the Fund's average weekly net assets.

Effective August 1, 1998, TAML agreed to reduce its investment management fee to an annual rate of 1.35% of the Fund's average weekly net assets, as reflected in the Statement of Operations. This fee waiver may be terminated at any time upon notice to the Fund's Board of Directors.

Three individuals have brought an action against the Fund, its investment manager and certain of the Fund's officers, directors and other affiliates, seeking to recover damages in connection with the Fund's tender offer on January 20, 1998 and certain investments of the Fund. The Fund, its investment manager and its affiliates strongly believe that the claims made in these actions are without merit and intend to vigorously defend against these actions.

                                                                              17


PAGE



TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Notes to Financial Statements (continued)

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At March 31, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $56,136,729 was as follows:


Unrealized appreciation.....................................  $ 11,451,281
Unrealized depreciation.....................................   (15,515,151)

                                                              ------------
Net unrealized depreciation.................................  $ (4,063,870)
                                                              ============

At March 31, 2000 the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:


Capital loss carryovers expiring in:
2006........................................................  $   501,487
2007........................................................   19,331,627
2008........................................................    5,602,511
                                                              -----------
                                                              $25,435,625

                                                              ===========

Net realized capital gains differ for financial statement and tax purposes primarily due to differing tax treatments of wash sales, passive foreign investment companies, and losses realized subsequent to October 31 on the sales of securities and foreign currencies.

At March 31, 2000, the Fund has deferred capital and currency losses occurring subsequent to October 31, 1999 of $1,307,121. For tax purposes, such losses will be reflected in the year ending March 31, 2001.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 2000 aggregated $35,835,113 and $38,559,085, respectively.

6. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated persons" to include any person, such as the Fund, that owns 5% or more of the outstanding voting securities of another person. As of March 31, 2000, the fund had investments in "affiliated persons" valued at $6,760,922.

 18


PAGE



TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Notes to Financial Statements (continued)

6. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONT.)

                                  NUMBER OF                                 NUMBER OF
                                 SHARES HELD       GROSS       GROSS       SHARES HELD         VALUE        DIVIDEND INCOME
       NAME OF ISSUER          MARCH 31, 1999    ADDITIONS   REDUCTIONS   MARCH 31, 2000   MARCH 31, 2000   4/01/99-3/31/00
---------------------------------------------------------------------------------------------------------------------------
Mayfair Hanoi Ltd., 30%
 equity interest owned

 through HEA Holdings Ltd....           --             --          --             --         $3,850,925              --
Indotel Ltd..................      900,000             --          --        900,000          2,909,997              --
                                                                                           --------------------------------
TOTAL AFFILIATES.............                                                                $6,760,922        $     --
                                                                                           ================================


                                 REALIZED
                                  CAPITAL
       NAME OF ISSUER          GAIN/(LOSSES)
------------------------------------------------
Mayfair Hanoi Ltd., 30%
 equity interest owned
 through HEA Holdings Ltd....          --
Indotel Ltd..................          --
                               -------------
TOTAL AFFILIATES.............    $     --
                               =============

7. DIRECT INVESTMENTS IN VIETNAM VENTURES

The Fund may, to the extent consistent with its investment policies invest up to 65% of its total net assets in direct equity investments. These investments typically take the form of a business corporation contract, joint venture company established in Vietnam or a wholly owned foreign company established in Vietnam. Since these securities are not publicly traded, and may be restricted as to resale, they are less liquid than securities traded in active markets. Direct investments in Vietnam ventures include certain risks not typically associated with investing in countries with developed securities markets, such as political, economic, and legal uncertainties. Readily available market quotations cannot be obtained for these securities. The fair value of these securities is estimated by Management using methods approved by the Board. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. The total value of direct equity investments was $6,760,922 (12.4% of net assets) at March 31, 2000.

                                                                              19


PAGE




TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
INDEPENDENT AUDITOR'S REPORT
To the Board of Directors and Shareholders of Templeton Vietnam and Southeast Asia Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Vietnam and Southeast Asia Fund, Inc. at March 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended March 31, 1999, including the financial highlights for each of the four years in the period then ended were audited by other independent accountants whose report dated April 30, 1999 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Ft. Lauderdale, Florida
April 28, 2000

 20


PAGE




TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Annual Meeting of Shareholders, December 14, 1999

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on December 14, 1999. The purpose of the meeting was to elect three Directors of the Fund; to ratify the selection of PricewaterhouseCoopers LLP, as the Fund's independent auditors for the fiscal year ending March 31, 2000; and in their discretion, to authorize the proxyholders to vote upon such other matters that may properly come before the meeting or any adjournment of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Martin L. Flanagan, Andrew H. Hines, Jr. and Charles B. Johnson.* Shareholders ratified the selection of PricewaterhouseCoopers LLP, to serve as the Fund's independent auditors for the fiscal year ending March 31, 2000. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of three (3) Directors:


                                                                                % OF                           % OF
                                                                             OUTSTANDING                    OUTSTANDING
TERM EXPIRING 2002:                                              FOR           SHARES         WITHHELD        SHARES
-----------------------------------------------------------------------------------------------------------------------
Martin L. Flanagan..........................................  2,607,666        55.71%         343,504          7.34%
Andrew H. Hines, Jr. .......................................  2,606,600        55.68%         344,570          7.36%
Charles B. Johnson..........................................  2,615,063        55.86%         336,107          7.18%

2.  The  ratification  of  the  selection  of  PricewaterhouseCoopers   LLP,  as
independent auditors of the Fund for the fiscal year ending March 31, 2000:


              % OF                    % OF                    % OF                      % OF
           OUTSTANDING             OUTSTANDING             OUTSTANDING    BROKER     OUTSTANDING
   FOR       SHARES      AGAINST     SHARES      ABSTAIN     SHARES      NON-VOTES     SHARES
------------------------------------------------------------------------------------------------
2,910,719    62.18%      20,152       0.43%      20,299       0.43%         --           --


3. The transaction of any other business that may properly come before the meeting:


                                                                                % OF           % OF
                                                               NO. OF        OUTSTANDING      SHARES
                                                               SHARES          SHARES          VOTED
                                                              ---------------------------------------
For.........................................................  2,476,332        52.90%          83.91%
Against.....................................................    435,906         9.31%          14.77%
Abstain.....................................................     38,932         0.83%           1.32%
Broker Non-Votes............................................         --            --              --
                                                              ---------        ------         -------
TOTAL.......................................................  2,951,170        63.04%         100.00%

*Harris J. Ashton, Nicholas F. Brady, Harmon E. Burns, S. Joseph Fortunato, John Wm. Galbraith, Edith E. Holiday, Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

                                                                              21


PAGE




TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company (the Plan Agent) at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than the net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Vietnam and Southeast Asia Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

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TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.

TRANSFER AGENT

ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.chasemellon.com

SHAREHOLDER INFORMATION

Shares of Templeton Vietnam and Southeast Asia Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TVF." Information about the net asset value and the market price is published each Monday in The Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For  current  information  about  dividends  and  shareholder   accounts,   call
1-800-416-5585.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800-DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Vietnam and Southeast Asia Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

                                                                              23


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[Franklin Templeton Logo]

Templeton Vietnam and Southeast Asia Fund, Inc.
100 Fountain Parkway, P.O. Box 33030
St. Petersburg, FL 33733-8030

ANNUAL REPORT

TEMPLETON VIETNAM
AND SOUTHEAST ASIA FUND, INC.

AUDITORS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, California 94105

TRANSFER AGENT
ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660
1-800/416-5585
www.chasemellon.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

TLTVF A00 05/00